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                                  EXHIBIT 10.4
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                    FOURTH AMENDMENT TO FORBEARANCE AGREEMENT



This FOURTH AMENDMENT TO FORBEARANCE AGREEMENT (the "AGREEMENT") dated as of July 31, 2000 by and among FLEET NATIONAL BANK f/k/a FLEET NATIONAL BANK OF CONNECTICUT f/k/a SHAWMUT BANK CONNECTICUT, N.A., a national banking association with a place of business at 777 Main Street Hartford, Connecticut 06115 ("LENDER"), EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation with a principal place of business at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("BORROWER"), APEX MACHINE TOOL COMPANY, INC., a Connecticut corporation with a mailing address c/o Borrower at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("APEX"), and GROS-ITE INDUSTRIES, INC., a Connecticut corporation with a mailing address c/o Borrower at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("GROS-ITE" and collectively with Apex, "GUARANTOR") (all of the foregoing sometimes hereinafter referred to as the "Parties").

                                    RECITALS

Prior hereto, the Lender and Borrower have entered into a Forbearance Agreement, a First Amendment to Forbearance Agreement, a Second Amendment to Forbearance Agreement and a Third Amendment to Forbearance Agreement (collectively the "Prior Forbearance Agreements"), which individually and collectively have set forth the agreements and obligations between the Parties. It is the intention of the Parties to enter into this Fourth Amendment to Forbearance Agreement, incorporating all of the recitals, representations and agreements of the Prior Forbearance Agreements, as if fully set forth herein, except as expressly set forth below.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and as a condition to this Fourth Amendment to Forbearance Agreement, the Parties hereto agree, represent and warrant as follows:

     A. All of the terms, conditions, representations and agreements included in the Prior Forbearance Agreements are hereby confirmed, ratified and agreed to as part of this, the Fourth Amendment to Forbearance Agreement, as if fully set forth herein.

     B. The definition of "Loan and Forbearance Documents" and "Loan Documents" as contained in the Prior Forbearance Agreements shall include this Fourth Amendment to Forbearance Agreement.

     C. The accrual of the Third Amendment Fee as described in paragraph G of the Third Amendment to Forbearance Agreement shall continue to the earlier of August 18, 2000 or the satisfaction of the obligations owed to the Lender, payment of which shall be made on that date.

     D. The Borrower shall have caused any contingencies contained in any commitment letter it obtains for the take-out financing of the Lender's obligations as described in the Loan and Forbearance Documents and Loan Documents to be eliminated or satisfied by no later than
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August 11, 2000. If the contingencies are not satisfied or removed to the satisfaction of the Lender by that date, the Borrower shall arrange to retain, at its sole cost and expenses, a crisis manager acceptable to the Lender by no later than August 14, 2000. In addition, if such contingencies are not satisfied or removed by August 11, 2000, the Lender shall begin to conduct a field examination during the week of August 14, 2000.

     E. The closing on the take-out financing of the obligations owed to the Lender as described in the Loan and Forbearance Documents and the Loan Documents shall occur no later than August 18, 2000.

     F. The Borrower shall have delivered to the Lender good funds by check in the amount of $14,371.94, payable to the law firm of Pepe & Hazard in full satisfaction of its legal services rendered to the Lender through March 27, 2000, pertaining to the obligations owed by the Borrower to the Lender, which expense is the obligation of the Borrower as provided in the Loan Documents, by no later than August 10, 2000

     G. The period of forbearance as described in paragraph J of the Third Amendment to Forbearance Agreement is extended to August 18, 2000, subject to the terms and conditions set forth herein including the Borrower's timely performance of the requirements stated above.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                 LENDER:
                                                 FLEET NATIONAL BANK

                                                 By:/s/G. Christopher Miller
                                                    ----------------------------
                                                 G. Christopher Miller
                                                 Its Vice President
                                                 (Duly Authorized)


                                                 BORROWER:
                                                 EDAC TECHNOLOGIES CORPORATION
                                                 By:/s/Ronald G. Popolizio
                                                    ----------------------------
                                                 Ronald G. Popolizio
                                                 Its Vice President
                                                 (Duly Authorized)


                                                 GUARANTORS:
                                                 GROS-ITE INDUSTRIES, INC.

                                                 By:/s/Ronald G. Popolizio
                                                    ----------------------------
                                                 Ronald G. Popolizio
                                                 Its Vice President
                                                 (Duly Authorized)


                                                 APEX MACHINE TOOL COMPANY, INC.

                                                 BY:/s/Ronald G. Popolizio
                                                    ----------------------------
                                                 Ronald G. Popolizio
                                                 Its Vice President
                                                 (Duly Authorized)